EXHIBIT 99.1

                          INDEX TO FINANCIAL STATEMENTS

                         INFINITY CONSULTING GROUP, INC.

                                                                           PAGES

Report of Independent Accountants                                            1

Balance Sheets as of December 31, 1997 and September 30, 1998                2

Statements of Operations for the year ended December 31, 1997 and the
    Nine Months ended September 30, 1997 and 1998                            3

Statements of Stockholders' Equity for the year ended December 31, 1997
    and the Nine Months ended September 30, 1998                             4

Statements of Cash Flows for the year ended December 31, 1997 and the
    Nine Months ended September 30, 1997 and 1998                            5

Notes to Financial Statements                                               6-8

                        REPORT OF INDEPENDENT ACCOUNTANTS

November 24, 1998

To the Board of Directors and
Stockholders of Infinity Consulting Group, Inc.
Indianapolis, Indiana

In our opinion, the accompanying balance sheet and the related statements of operations, stockholders' equity, and cash flows present fairly, in all material respects, the financial position of Infinity Consulting Group, Inc. (the "Company") as of December 31, 1997, and the results of its operations and its cash flows for the year ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

                         INFINITY CONSULTING GROUP, INC.
                                 BALANCE SHEETS

                                                                     DECEMBER 31,     SEPTEMBER 30,
  ASSETS                                                                 1997              1998
                                                                     ------------     -------------
                                                                                       (UNAUDITED)
Current assets:
    Cash and cash equivalents                                        $    18,821       $ 1,475,719
    Accounts receivable                                                1,403,356         1,875,880
    Other current assets                                                  22,184            14,335
                                                                     -----------       -----------
         Total current assets                                          1,444,361         3,365,934

         Total assets                                                $ 1,444,361       $ 3,365,934
                                                                     ===========       ===========
  LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                                 $   141,540       $   106,809
    Accrued payroll and payroll related expenses                         519,394           803,237
    Notes payable to stockholders                                         75,000                 -
    Accrued pension liability                                             80,008             3,036
                                                                     -----------       -----------
         Total liabilities                                               815,942           913,082

Stockholders' equity:
    Common stock, $0.01 par value; 10,000 shares authorized;
         300 shares issued and outstanding                                     3                 3
    Additional paid-in capital                                             8,997             8,997
    Retained earnings                                                    619,419         2,443,852
                                                                     -----------       -----------
         Total stockholders' equity                                      628,419         2,452,852
                                                                     -----------       -----------
         Total liabilities and stockholders' equity                  $ 1,444,361       $ 3,365,934
                                                                     ===========       ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                         INFINITY CONSULTING GROUP, INC.
                            STATEMENTS OF OPERATIONS

                                            FOR THE      FOR THE NINE MONTHS ENDED
                                           YEAR ENDED   ----------------------------
                                          DECEMBER 31,  SEPTEMBER 30,  SEPTEMBER 30,
                                              1997          1997           1998
                                          ------------  -------------  -------------
                                                         (UNAUDITED)    (UNAUDITED)
Net revenues                               $4,993,495     $2,816,334     $6,624,631
Costs and expenses:
    Project personnel and expenses          4,278,070      2,334,575      4,573,637
    Selling, general and administrative       162,508         89,641        245,599
                                           ----------     ----------     ----------
    Total costs and operating expenses      4,440,578      2,424,216      4,819,236
                                           ----------     ----------     ----------
Income from operations                        552,917        392,118      1,805,395

Other income:
    Interest income                            12,855          8,768         19,038
                                           ----------     ----------     ----------
Net income                                 $  565,772     $  400,886     $1,824,433
                                           ==========     ==========     ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                         INFINITY CONSULTING GROUP, INC.
                       STATEMENTS OF STOCKHOLDERS' EQUITY

                                       COMMON                  ADDITIONAL
                                       STOCK        COMMON       PAID-IN     RETAINED
                                       SHARES       STOCK        CAPITAL     EARNINGS       TOTAL
                                     ----------   ----------   ----------   ----------   ----------
Balance as of December 31, 1996             300   $        3   $    8,997   $   53,647   $   62,647

Net income                                 --           --           --        565,772      565,772
                                     ----------   ----------   ----------   ----------   ----------
Balance as of December 31, 1997             300            3        8,997      619,419      628,419

Net income (unaudited)                     --           --           --      1,824,433    1,824,433
                                     ----------   ----------   ----------   ----------   ----------
Balance as of September 30, 1998
    (unaudited)                             300   $        3   $    8,997   $2,443,852   $2,452,852
                                     ==========   ==========   ==========   ==========   ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                         INFINITY CONSULTING GROUP, INC.
                            STATEMENTS OF CASH FLOWS


                                                                         FOR THE                   FOR THE NINE MONTHS ENDED
                                                                        YEAR ENDED        ------------------------------------------
                                                                       DECEMBER 31,           SEPTEMBER 30,           SEPTEMBER 30,
                                                                          1997                    1997                    1998
                                                                  ---------------------   ---------------------  -------------------
                                                                                               (UNAUDITED)             (UNAUDITED)
Cash flows from operating activities:
    Net income                                                        $   565,772               $ 400,886             $ 1,824,433
    Adjustments to reconcile net income to net cash (used in)
    provided by operating activities:
       Depreciation expense                                                13,317                   1,719                       -
    Changes in assets and liabilities:
       Increase in accounts receivable                                 (1,323,513)               (548,882)               (472,524)
       (Increase) decrease in other current assets                        (21,098)                 (6,800)                  7,849
       Increase (decrease) in accounts payable                            113,096                 126,567                 (34,731)
       Increase in accrued payroll and payroll related
         expenses                                                         519,394                 483,935                 283,843
       Increase (decrease) in accrued pension liability                    80,008                       -                 (76,972)
                                                                  ---------------------   ---------------------  -------------------
            Net cash (used in) provided by operating activities           (53,024)                457,425               1,531,898
                                                                  ---------------------   ---------------------  -------------------
Cash flows from investing activities:
    Purchase of property and equipment                                    (13,317)                 (1,719)                      -
                                                                  ---------------------   ---------------------  -------------------
            Net cash used in investing activities                         (13,317)                 (1,719)                      -
                                                                  ---------------------   ---------------------  -------------------
Cash flows from financing activities:
    Stockholders' advances                                                 75,000                       -                       -
    Repayment of stockholder advances                                           -                       -                 (75,000)
                                                                  ---------------------   ---------------------  -------------------
            Net cash provided by (used in) financing activities            75,000                       -                 (75,000)
                                                                  ---------------------   ---------------------  -------------------
Net increase in cash and cash equivalents                                   8,659                 455,706               1,456,898

Cash and cash equivalents at beginning of period                           10,162                  10,162                  18,821
                                                                  ---------------------   ---------------------  -------------------
Cash and cash equivalents at end of period                               $ 18,821               $ 465,868             $ 1,475,719
                                                                  =====================   =====================  ===================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                         INFINITY CONSULTING GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS

1.     NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES:

       NATURE OF BUSINESS

       Infinity Consulting Group, Inc. ("the Company") is an Indiana-based corporation engaged in the business of delivering PeopleSoft application solutions.

       MANAGEMENT'S ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       INTERIM FINANCIAL STATEMENTS

       The financial statements and all related footnote information for the nine month periods ended September 30, 1997 and 1998 are unaudited and reflect all normal and recurring adjustments which are in the opinion of management, necessary for a fair presentation of the financial position, operating results and cash flows for the interim period. The results of operation for the nine month period ended September 30, 1998 are not necessarily indicative of the results to be achieved for the 1998 fiscal year.

       REVENUE RECOGNITION

       The Company derives substantially all of its revenues from information technology and management consulting, and package software evaluation and implementation services. Revenues from management consulting and package software evaluation and implementation services are recognized as the service is provided, principally on a time and material basis. Losses on projects in progress are recognized when known. Net revenues exclude reimbursable expenses charged to clients.

       CASH AND CASH EQUIVALENTS

       The Company considers all short-term investments with maturities of three months or less when purchased to be cash equivalents. The Company places its temporary cash investments with high credit quality financial institutions. At times, such investments may be in excess of the F.D.I.C. insurance limits. The Company has not experienced any loss to date on these investments.

                         INFINITY CONSULTING GROUP, INC.
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

      INCOME TAXES

      The Company is a Subchapter S Corporation as defined by the Internal Revenue Code. Under Subchapter S provisions, the Company generally does not pay federal or state income taxes on its taxable income. Under these provisions, taxable income of the Company is reflected by the stockholders on their personal tax returns. Accordingly, the accompanying financial statements do not reflect a provision for income taxes.

      CONCENTRATION OF CREDIT RISK

      The Company provides its services primarily to Fortune 1000 companies and other large consulting organizations. The Company performs ongoing credit evaluations of its major customers and maintains reserves for potential credit losses to the extent that they are identified. Such losses have been insignificant. During the year ended December 31, 1997, six customers accounted for approximately 86% of net revenues.

      RECENT ACCOUNTING PRONOUNCEMENTS

      In June 1997, the FASB issued SFAS No. 130 "Reporting Comprehensive Income" which establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. This statement is effective for fiscal years beginning after December 15, 1997.

      In June 1997, the FASB issued SFAS No. 131 "Disclosure about Segments of an Enterprise and Related Information" which establishes standards for public business enterprises to report information about operating segments in annual financial statements and requires those enterprises to report selected information about operating segments in interim financial reports issued to shareholders. This statement is effective for financial statements for periods beginning after December 15, 1997.

      Management is currently evaluating the requirements of SFAS No. 130 and No. 131 and their applicability to the Company.

2.    NOTES PAYABLE TO STOCKHOLDERS:

      The Company has three notes amounting to $75,000 payable to its stockholders who are also employees at December 31, 1997. The notes bear interest at 12% per annum with principal and accrued interest due on August 6, 1998.

                         INFINITY CONSULTING GROUP, INC.
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

3.     PROFIT SHARING PLAN:

       The Company maintains a 401(k) and profit sharing plan (the "Plan") which covers substantially all of its employees. Under the Plan, employees may contribute up to 15% of their compensation through salary deferrals. The Company matches such contributions on a discretionary basis. The Company recorded an expense in the amount of approximately $268,000, $60,000 and $171,000 for the year ended December 31, 1997 and for the nine-month periods ended September 30, 1997 and 1998, respectively.

4.     SUBSEQUENT EVENT:

       On September 30, 1998, the Company was acquired by AnswerThink Consulting Group, Inc. ("AnswerThink"). Under the terms of the transaction, AnswerThink acquired all of the outstanding stock of the Company in exchange for cash and AnswerThink stock.